FMS FINANCIAL CORPORATION

For Immediate Release
---------------------

         October 22, 2003

For Further Information Contact:
-------------------------------

         Craig W. Yates, President
         Channing L. Smith, Vice President and Chief Financial Officer

FMS FINANCIAL REPORTS 3RD QUARTER EARNINGS

Burlington, New Jersey, (October 22, 2003) - FMS Financial Corporation,  (NASDAQ
Symbol: "FMCO") today reported quarterly net income of $900,435 or $.14 diluted earnings per share for the quarter ended September 30, 2003 as compared to net income of $1,950,021 or $.30 diluted earnings per share for the same period in 2002. Earnings for the nine months ended September 30, 2003 were $4,040,330 or $.62 diluted earnings as compared to net income of $6,339,881 or $.96 diluted earnings per share for the first nine months of 2002.

Net interest income after provision for loan losses totaled $22.5 million for the nine months ended September 30, 2003 compared to $24.7 million for the same period in 2002. Total interest income decreased to $37.5 million during the first nine months of 2003 from $43.7 million for the same period in 2002. Total interest expense decreased to $14.8 million during the first nine months of 2003 from $18.9 million for the same period in 2002. The decreases in interest income and interest expense are due primarily to lower market interest rates. During the quarter, interest income was significantly reduced by increased prepayments on the investment portfolio, which required faster than normal amortization of premiums previously paid on investments. Above normal amortization of premiums may continue to reduce interest income for several more months.

Total assets were $1.2 billion and deposits totaled $866.7 million at September 30, 2003. Non-performing loans at September 30, 2003 amounted to $2.8 million or ..71% of total loans. The reserve for loan losses was $4.3 million at September 30, 2003 or 153% of non-accrual loans. Core, tangible and risk-based capital continue to exceed all regulatory requirements.

FMS Financial  Corporation  is the holding  company for Farmers & Mechanics Bank that  operates  forty  banking  offices  within  Burlington,  Camden  and Mercer
Counties, New Jersey.
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
FMS FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (Unaudited)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        September 30, 2003     December 31, 2002
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------------------------------------------------
     Cash and due from banks                                                            $     35,970,683       $    41,497,691
     Interest-bearing deposits                                                                    25,928                12,252
     Short term funds                                                                         31,445,401            46,900,403
                                                                                        ----------------       ---------------
        Total cash and cash equivalents                                                       67,442,012            88,410,346
     Investment securities held to maturity                                                  216,468,687           164,227,126
     Investment securities available for sale                                                139,346,990           118,612,961
     Loans, net                                                                              395,076,833           361,674,400
     Mortgage-backed securities held to maturity                                             323,629,918           342,122,678
     Accrued interest receivable:
        Loans                                                                                  1,581,269             1,560,272
        Mortgage-backed securities                                                             1,921,216             2,175,776
        Investments                                                                            1,483,586             1,543,610
     Federal Home Loan Bank stock                                                             11,834,620            12,061,720
     Real estate held for development, net                                                             0                87,926
     Real estate owned, net                                                                      397,353               291,200
     Premises and equipment, net                                                              30,895,325            29,092,970
     Deferred income taxes                                                                     2,245,813             2,972,572
     Prepaid expenses and other assets                                                         1,291,762             1,005,822
     Trust Capital securities issue costs, net                                                   659,616               717,999
     Excess cost over fair value of assets acquired                                            1,183,642                     0
                                                                                        ----------------       ---------------
TOTAL ASSETS                                                                            $  1,195,458,642       $ 1,126,557,378
                                                                                        ================       ===============
LIABILITIES AND STOCKHOLDERS' EQUITY
--------------------------------------------------------------------------------------------------------------------------------
Liabilities:
     Deposits                                                                           $    866,651,239       $   800,340,222
     Securities sold under agreements to repurchase                                          225,000,000           225,000,000
     Advances from the Federal Home Loan Bank                                                 11,191,047            11,232,103
     Trust Capital securities - FMS Statutory Trust 1                                         25,000,000            25,000,000
     Advances by borrowers for taxes and insurance                                             2,192,382             2,049,813
     Accrued interest payable                                                                  1,303,628             1,383,054
     Dividends payable                                                                           194,576               193,914
     Other liabilities                                                                         3,162,613             3,720,453
                                                                                        ----------------       ---------------
     Total liabilities                                                                     1,134,695,485         1,068,919,559
                                                                                        ----------------       ---------------
Commitments and contingencies
Stockholders' Equity:
     Preferred stock - $.10 par value 5,000,000 shares authorized; none issued
     Common stock - $.10 par value 10,000,000 shares authorized; shares issued 7,975,059 and 7,949,809 and shares outstanding 6,485,877
        and 6,463,811 as of September 30, 2003 and December 31, 2002, respectively               797,506               794,981
     Paid-in capital in excess of par                                                          8,507,333             8,279,525
     Accumulated other comprehensive gain - net of deferred income taxes                         702,163             1,216,053
     Retained earnings                                                                        61,691,154            58,233,840
     Less:  Treasury stock (1,489,182 and 1,485,998 shares, at cost, as of
        September 30, 2003 and December 31, 2002, respectively)                              (10,934,999)          (10,886,580)
                                                                                        ----------------       ---------------
Total stockholders' equity                                                                    60,763,157            57,637,819
                                                                                        ----------------       ---------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                              $  1,195,458,642       $ 1,126,557,378
                                                                                        ================       ===============
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
FMS FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
--------------------------------------------------------------------------------------------------------------------------------
                                                                    Three Months ended                 Nine Months ended
                                                                       September 30                       September 30,
                                                             ------------------------------     --------------------------------
                                                                   2003             2002              2003             2002
--------------------------------------------------------------------------------------------------------------------------------
INTEREST  INCOME:
Interest income on:
    Loans                                                    $    6,023,654   $   6,425,228     $  18,308,107    $   19,167,561
    Mortgage-backed securities                                    3,508,199       4,782,173        11,814,678        13,616,436
    Investments                                                   2,135,917       3,302,760         7,414,628        10,876,691
                                                              -------------   -------------     -------------    --------------
Total interest income                                            11,667,770      14,510,161        37,537,413        43,660,688
                                                              -------------   -------------     -------------    --------------
INTEREST EXPENSE:
Interest expense on:
    Deposits                                                      1,917,653       3,354,425         6,755,394        10,849,964
    Long term debt                                                  314,282         445,773           973,424         1,379,855
    Borrowings                                                    2,386,311       2,314,864         7,093,661         6,667,182
                                                              -------------   -------------     -------------    --------------
Total interest expense                                            4,618,246       6,115,062        14,822,479        18,897,001
                                                              -------------   -------------     -------------    --------------
NET INTEREST INCOME                                               7,049,524       8,395,099        22,714,934        24,763,687
PROVISION FOR LOAN LOSSES                                            75,000          60,000           195,000            89,000
                                                              -------------   -------------     -------------    --------------
NET INTEREST INCOME AFTER PROVISION
    FOR LOAN LOSSES                                               6,974,524       8,335,099        22,519,934        24,674,687
                                                              -------------   -------------     -------------    --------------
OTHER INCOME (EXPENSE):
    Loan service charges and other fees                              19,566          31,389            63,300            84,052
    Gain on sale of real estate held for development, net                 0               0           600,780                 0
    Gain on sale of loans                                               232             330               283               793
    Gain on sale of investment securities, net                       63,103               0           285,846                 0
    Gain (Loss) on disposal of fixed assets                               0             654          (141,151)          100,767
    Real estate owned operations, net                                (4,265)        (11,515)           16,940           (27,383)
    Service charges on accounts                                   1,159,714       1,034,639         3,415,956         2,896,817
    Other income                                                     33,566          75,066           103,031           226,535
                                                              -------------   -------------     -------------    --------------
Total other income                                                1,271,916       1,130,563         4,344,985         3,281,581
                                                              -------------   -------------     -------------    --------------
OPERATING EXPENSES:
    Salaries and employee benefits                                3,876,483       3,473,344        11,607,680        10,331,745
    Occupancy and equipment                                       1,384,007       1,145,015         4,072,723         3,365,259
    Purchased services                                              744,658         650,496         2,142,416         1,914,435
    Federal deposit insurance premiums                               32,466          30,655            96,048            92,779
    Professional fees                                               157,366         224,439           498,785           628,475
    Advertising                                                     112,879         115,737           345,735           320,320
    Other                                                           450,273         467,868         1,440,945         1,164,085
                                                              -------------   -------------     -------------    --------------
Total operating expenses                                          6,758,132       6,107,554        20,204,332        17,817,098
                                                              -------------   -------------     -------------    --------------
INCOME BEFORE INCOME TAXES                                        1,488,308       3,358,108         6,660,587        10,139,170

INCOME TAXES                                                        587,873       1,274,405         2,620,257         3,665,607
                                                              -------------   -------------     -------------    --------------
NET INCOME before extraodinary loss                           $     900,435   $   2,083,703     $   4,040,330    $    6,473,563
                                                              =============   =============     =============    ==============
EXTRAORDINARY LOSS (Net of $ 81,394 tax benefit)                          0        (133,682)                0          (133,682)
                                                              -------------   -------------     -------------    --------------
NET INCOME                                                    $     900,435    $  1,950,021      $  4,040,330     $   6,339,881
                                                              =============   =============     =============    ==============
BASIC EARNINGS PER COMMON SHARE before extraodinary loss      $        0.14   $        0.32     $        0.62    $         0.98
                                                              =============   =============     =============    ==============
DILUTED EARNINGS PER COMMON SHARE before extraodinary loss    $        0.14   $        0.32     $        0.62    $         0.98
                                                              =============   =============     =============    ==============
Extraodinary Loss per Common share Basic                      $        0.00   $       (0.02)    $        0.00    $        (0.02)
                                                              =============   =============     =============    ==============
Extraodinary Loss per Common share Diluted                    $        0.00   $       (0.02)    $        0.00    $        (0.02)
                                                              =============   =============     =============    ==============
BASIC EARNINGS PER COMMON SHARE                               $        0.14   $        0.30     $        0.62    $         0.96
                                                              =============   =============     =============    ==============
DILUTED EARNINGS PER COMMON SHARE                             $        0.14   $        0.30     $        0.62    $         0.96
                                                              =============   =============     =============    ==============

  Dividends declared per common share                         $        0.03   $        0.03     $        0.09    $         0.09
                                                              =============   =============     =============    ==============

 Weighted average common shares outstanding                       6,484,466       6,463,811         6,473,959         6,576,481
 Potential dilutive effect of the exercise of stock options          36,009          29,450            36,420            23,792
                                                              -------------   -------------     -------------    --------------
 Adjusted weighted average common shares outstanding              6,520,475       6,493,261         6,510,379         6,600,273
                                                              =============   =============     =============    ==============
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